Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER OF ICO, INC.
PURSUANT TO 18 U.S.C. § 1350

In connection with the accompanying quarterly report on Form 10-Q for the quarter ended December  31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bradley T. Leuschner, the Chief Financial Officer of ICO, Inc., hereby certify, to my knowledge, that:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Bradley T. Leuschner
Name:	Bradley T. Leuschner
Chief Financial Officer
Date:	February 4, 2010

This certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed to be a part of the Report or “filed” for any purpose whatsoever.